UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

enherent Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Pamela A. Fredette

Chairman, Chief Executive Officer and President

April 20, 2010

Dear enherent Stockholder:

On behalf of your Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of enherent Corp. The meeting will be held on Thursday, May 20, 2010 at 10:00 a.m. EDT, at 5 West 37th Street, 9th Floor Conference Room, New York, New York 10018.

This Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the meeting and provides other information regarding enherent that you should be aware of when you vote your shares. Also enclosed is the 2009 Annual Report to Stockholders.

The primary business of the Annual Meeting will be to elect two directors.

Your vote is important to us and therefore we want to ensure that your shares are represented at the Annual Meeting, whether or not you plan to attend. To ensure that you will be represented, we ask that you sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. If you prefer, you may choose to vote by telephone or over the Internet. If you choose one of these forms of voting, it is not necessary for you to return your proxy card. Please vote as soon as possible.

We look forward to seeing you at the meeting.

Sincerely,

Pamela A. Fredette
Chairman, Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 20, 2010

To the Stockholders of enherent Corp.:

The Annual Meeting of Stockholders of enherent Corp. (“enherent” or the “Company”) will be held at 5 West 37th Street, 9th Floor Conference Room, New York, New York 10018 on Thursday, May 20, 2010 at 10:00 a.m. EDT. The purpose of our Annual Meeting is to:

1. Elect two directors for three-year term as described in the accompanying proxy materials; and

2. Consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record on April 13, 2010. You may revoke your proxy at any time prior to its exercise at the Annual Meeting. Our Annual Report for the fiscal year ended December 31, 2009 is enclosed.

A complete list of our stockholders eligible to vote at the Annual Meeting will be open for examination by any stockholder, for any purpose related to the meeting, during ordinary business hours at the principal executive offices of enherent Corp., 100 Wood Avenue South, Suite 116, Iselin, New Jersey 08830, during the ten days prior to the Annual Meeting.

Whether or not you plan to attend the annual meeting, please mark, sign and return your proxy in the enclosed envelope. No postage is required for mailing in the United States.

Please note that this year, the rules that guide how brokers vote your stock have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. Please return your proxy card so your vote can be counted.

By Order of the Board of Directors

Lori Stanley

Corporate Secretary

April 20, 2010

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 20, 2010

This proxy statement and form of proxy are first being sent to stockholders on or about April 20, 2010.

QUESTIONS AND ANSWERS

What am I voting on?

We are soliciting your vote on the election of two directors to a three-year term.

Who is entitled to vote?

Stockholders at the close of business on April 13, 2010 (the record date) are entitled to vote. On that date, there were 52,375,653 shares of our common stock outstanding.

How many votes do I have?

Each share of our common stock that you owned as of the record date entitles you to one vote.

How do I vote?

All stockholders may vote by mail. All stockholders who hold their shares in their own name and most stockholders who hold shares through a bank or broker also may vote by telephone or over the Internet as described on the enclosed proxy card. If one of these options is available to you, we strongly encourage you to use it because it is faster and less costly to us. To vote by mail, please sign, date and mail your proxy card in the postage paid envelope provided. If you attend the Annual Meeting in person and would like to vote then, we will give you a ballot. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 13, 2010, the record date for voting.

What if I return my proxy card but do not mark it to show how I am voting?

If you sign, date and return your proxy card, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Pamela A. Fredette and Lori Stanley to vote for the items discussed in these proxy materials and any other matter that is properly brought at the Annual Meeting. In such a case, your vote will be cast FOR the election of the director nominee and FOR or AGAINST any other properly raised matters at the discretion of Ms. Fredette and Ms. Stanley.

Can I change my vote?

You may change your vote by revoking your proxy at any time before it is exercised in one of four ways:

1.	Notify our Corporate Secretary in writing before the Annual Meeting that you are revoking your proxy;

2.	Submit another proxy with a later date;

3.	Vote by telephone or Internet after you have given your proxy; or

4.	Vote in person at the Annual Meeting.

What does it mean if I receive more than one proxy card?

Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted. If you wish to combine your shareholder accounts in the future, you should contact our transfer agent, Mellon Investor Services, LLC at (800) 851-9677. Combining accounts reduces excess printing and mailing costs, resulting in savings for us and for you as a stockholder.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the total number of shares of our common stock issued and outstanding constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet or if you attend the Annual Meeting.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have voting authority and have not received voting instructions from you (so-called “broker non-votes”) are also considered “shares present” for purposes of determining whether a quorum exists.

What vote is required to approve each proposal?

Election of Director:    A majority of shares present or represented by proxy at the meeting must approve the election of a director. If you do not want to vote your shares for the nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting. In the election of a nominee for director, an abstention will have the effect of a vote against the nominee since it is one less vote for approval. A broker non-vote is not considered as a share voted or having the power to vote and will not affect the outcome of the vote.

Unlike previous years, the New York Stock Exchange (the “NYSE”) no longer considers the election of directors to be routine. As a result, any broker holding shares for you will not have the ability to cast votes with respect to the election of directors unless they have received instructions from you. It is important, therefore, that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to the election of directors is counted.

How do I submit a stockholder proposal?

You must submit a proposal to be included in our proxy statement for our 2011 Annual Meeting no later than December 21, 2010. Your proposal must be in writing and comply with the proxy rules of the Securities and Exchange Commission (“SEC”). You should send your proposal to our Corporate Secretary at 100 Wood Avenue South, Suite 116 Iselin, New Jersey 08830.

In addition, you may bring business before the 2011 Annual Meeting, other than a proposal included in the Proxy Statement, if you comply with the requirements specified in our bylaws. These requirements include: (i) providing written notice to our Corporate Secretary at 100 Wood Avenue South, Suite 116, Iselin, New Jersey 08830 not earlier than February 19, 2011 nor later than March 21, 2011; and (ii) supplying the additional information listed in Article II, Section 7 of our bylaws.

How do I nominate a director for consideration at next year’s Annual Meeting?

If you wish to recommend a nominee for director for the 2011 annual meeting, our Corporate Secretary must receive your written nomination on or before March 21, 2011 but not earlier than February 19, 2011. You should submit your proposal to the Corporate Secretary at our address on the cover of this proxy statement. Our bylaws require that you provide: (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under New York Stock Exchange listing standards, and (vi) the name, address, class and number of shares of Company stock held by the nominating stockholder.

Who pays to prepare, mail and solicit the proxies?

We will pay all of the costs of preparing, mailing and soliciting these proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

We have retained Mellon Investor Services, LLC to assist us in soliciting proxies for an estimated fee of $6,500 plus reasonable out-of-pocket expenses. Mellon Investor Services, LLC will ask brokerage houses and other custodians and nominees whether other persons are beneficial owners of our common stock. If so, we will supply them with additional copies of the proxy materials for distribution to the beneficial owners. We also will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of our common stock.

Proposal 1

ELECTION OF DIRECTORS

Stockholders will elect two directors at the Annual Meeting. Our Certificate of Incorporation provides for three classes of directors to be as nearly equal in number as possible, with each class serving a three-year term and with one class being elected each year. Currently, the Board of Directors is comprised of five members. The two Class I directors whose terms expire at the Annual Meeting are Thomas Minerva and Douglas Mellinger. The Board of Directors has nominated Mr. Minerva and Mr. Mellinger for re-election as Class I directors. Their term, if re-elected, will expire at the Annual Meeting in 2013, or at such time as their successors are elected and qualified. Other directors will continue in office until the expiration of the terms of their classes at the Annual Meeting of Stockholders in 2011 and 2012, as the case may be. The Board of Directors has concluded that each of Messrs. Cary, Mellinger and Minerva and Ms. Griffin meets the “independence” requirements set forth by the New York Stock Exchange.

Your shares will be voted as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the re-election of Mr. Minerva and Mr. Mellinger. In the event that Mr. Minerva and Mr. Mellinger should become unavailable for nomination or election, the person designated as proxy will have full discretion to cast votes for another person(s) designated by the Board of Directors, unless the Board of Directors reduces the number of directors. The nominees and continuing directors have provided the following information about themselves.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE NOMINEE FOR DIRECTOR.

Nominees to Serve Until 2013 Annual Meeting

Thomas Minerva.    Mr. Minerva, 62, has served as a director of enherent since our merger with Dynax Solutions, Inc. (“Dynax”) in April 2005 and had served as a director of Dynax from February 2004 until the merger. Since 2005, Mr. Minerva has been a consultant with TCi Consulting and Research, Inc., which is a unit of Deloitte Consulting that conducts benchmarking technology and operational surveys, and provides advisory services to the insurance industry. From 1991 to 2005, Mr. Minerva was a Senior Vice President of Operations and Systems for individual financial services at Prudential Financial. From 1988 to 1991, Mr. Minerva was a Vice President of Strategic Business Systems for American Express, Inc. Mr. Minerva’s previous senior leadership positions at Prudential Financial and American Express, Inc. have given him experience and global expertise which are valuable to our Board of Directors. His corporate experience coupled with his services as a consultant to TCi Consulting and Research, Inc., has given him unique experience with IPO’s, managing large projects, operational issues and the insurance industry, which provides a valuable perspective to our operations.

Douglas K. Mellinger.    Mr. Mellinger, 45, founded PRT Corp. of America, our predecessor, in 1989 and was Chief Executive Officer from its inception until June 1999. Mr. Mellinger has been a director of enherent since 1989 and served as our Vice Chairman from February 2004 until December 2005. In April 2000, Mr. Mellinger was one of the founders of Foundation Source, a philanthropic solutions company. Mr. Mellinger became Chairman of Foundation Source in April 2001 and Chief Executive Officer of Foundation Source in August 2001. As of July 1, 2003, Mr. Mellinger changed his positions in Foundation Source to Vice Chairman and Founder. Mr. Mellinger was a Partner of Interactive Capital, an investment company, between July 2000 and August 2001. Prior to starting enherent, Mr. Mellinger was the National and International Director of the Association of Collegiate Entrepreneurs. Mr. Mellinger was the Chairman of the National Commission on Entrepreneurship in Washington, D.C. and on the Board of The Kauffman Center for Entrepreneurial Leadership. Mr. Mellinger is the past International President of the Young Entrepreneurs’ Organization and is a member of the Young Presidents’ Organization. Mr. Mellinger also serves as a director of EDGAR Online, Inc., a provider of business and financial information. A career of working with and/or for technology companies has given

Mr. Mellinger extensive knowledge of the information technology industry, as well as other operational expertise, that is essential to our Board of Directors in understanding and evaluating our business. Mr. Mellinger’s experience includes IPO’s, financings, incubating and managing companies. He also brings to our Board of Directors experience gained from holding board positions at other public companies.

Directors Continuing Until 2012 Annual Meeting

Faith Griffin.    Ms. Griffin, 60, has served as a director of enherent since our merger with Dynax in April 2005 and had served as a director of Dynax from April 2003 until the merger. Ms. Griffin has extensive experience in the investment banking business working in various capacities at several different investment banking firms. Since January 2004, Ms. Griffin has been a financial consultant for F. Griffin Associates, LLC. From August 2002 through December 2003, Ms. Griffin was a Managing Director of Rockwood Group, Inc. From June 2000 to August 2002, Ms. Griffin served as Managing Director for merchant banking at Josephthal Investment Corporation. Prior to joining Josephthal, Ms. Griffin was a Managing Partner at Rodman & Renshaw, Inc. Ms. Griffin also served as a director of Coda Octopus Group, Inc., a developer of underwater technologies and equipment for imaging, mapping, defense and survey applications from July 2008 until September 2009. Ms. Griffin contributes to our Board the skills and experience gained from her years of serving in various senior level positions in the investment banking industry. Ms. Griffin’s experience in the investment banking business makes her a valuable resource as the Chairperson of our Audit Committee. In addition, Ms. Griffins’ positions in consulting and in the investment banking field has given her an extensive understanding of different strategic alternatives including valuations and capital raises that are available to technology companies.

Directors Continuing Until 2011 Annual Meeting

Pamela A. Fredette.    Ms. Fredette, 58, has served as the Chairman of our Board of Directors and as our Chief Executive Officer and President since our merger with Dynax and had served as Dynax’s Chief Executive Officer and President, and as a director, since joining Dynax in June 2002. In February 2004, Ms. Fredette also took on the role as Dynax’s chairman of the board. From October 2000 to May 2002, Ms. Fredette served as a consultant to executive management at several technology solutions providers. From February 1999 to October 2000, Ms. Fredette served as President of The Netplex Group, Inc., a publicly traded information technology provider. From February 1993 through January 1999, Ms. Fredette was the President of the solutions division of Computer Horizons Corp., a publicly traded information technology provider. Ms. Fredette has a master’s degree in computer science from the New Jersey Institute of Technology. Ms. Fredette has gained valuable knowledge of the information technology industry as a result of her extensive career in working with technology companies in the public sector, which is essential to our Board of Directors in evaluating our business. In addition, as the only member of enherent management to serve on the Board, Ms. Fredette possesses a level of understanding of our company not easily attainable by an outside director.

William J. Cary.    William J. Cary, 70, has served as a director of enherent since September 2005. From December 1997 to December 2002, Mr. Cary was Senior Vice President/Chief Information Officer of NYCE Corporation (“NYCE”), a leading electronic payment company in the United States. Mr. Cary also served on the NYCE Board of Directors from June 2000 to May 2002. From April 1982 to November 1997, Mr. Cary was Senior Vice President/Chief Domain Architect at Citibank. From January 1973 to December 1981, Mr. Cary held senior operational positions with Sealand Service and John Wiley & Sons. From November 1963 to December 1972, Mr. Cary was the Director of Information Technology with Avis Rent-A-Car. Mr. Cary’s previous senior leadership positions have given him extensive experience and global expertise which are valuable to our Board of Directors. His years of service as a Senior Vice President at NYCE and Citibank, in particular, where he was responsible for managing over 1,000 employees, provided him with unique experience with executive compensation and human resources issues, which are important to his position as Chairperson of the Compensation Committee. His career has given Mr. Cary extensive knowledge of the information technology industry, as well as other operational expertise, that is essential to our Board of Directors in understanding and evaluating our business.

OWNERSHIP OF ENHERENT CORP. COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of enherent common stock as of April 13, 2010 by each director and nominee for director, the executive officers named in the Summary Compensation Table below and by all current directors and executive officers as a group. Except as set forth below, each of the individuals listed below has sole voting and investment power over such shares and is the owner of less than one percent of the outstanding shares of enherent common stock. The business address of each director and executive officer is: c/o enherent Corp., 100 Wood Avenue South, Suite 116 Iselin, New Jersey 08830.

Director and Executive Officers’ enherent Common Stock Ownership

Name of Beneficial Owner	Number of Shares Owned	Right to Acquire(1)	Shares Beneficially Owned(2)	Percent of Outstanding Shares
William J. Cary	—	200,000	200,000	*
Pamela A. Fredette	3,268,169	2,608,562	5,876,731	10.7
Faith Griffin	—	391,795	391,795	*
Douglas K. Mellinger	1,880,290	728,571	2,608,861	4.9
Thomas Minerva	40,000	803,436	843,436	1.6
Lori Stanley	—	549,334	549,334	1.0
Arunava De	—	232,500	232,500	*
Directors and current executive officers of enherent Corp. (7 persons)	5,188,459	5,514,198	10,702,657	18.5

*	less than 1%

(1)	Consists of shares subject to options currently exercisable or exercisable within 60 days of the date hereof.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. These rules require that we consider all shares of common stock that can be issued under convertible securities, warrants or options currently or within 60 days (“common stock equivalents”) to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but do not consider those securities to be outstanding for computing the percentage ownership of any other person. Each owner’s percentage is calculated by dividing the number of shares owned by that owner plus the number of shares that can be acquired (by exercise or conversion) by that owner within 60 days by the sum of the number of shares of outstanding common stock, 52,375,653, and the number of shares that owner has the right to acquire/convert within 60 days.

5% Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of enherent common stock as of April 13, 2010, by each person or group known to enherent to beneficially own more than 5% of our outstanding common stock, other than our directors and executive officers.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(2)	Percent of Class
Tudor Investment Corporation(1) 40 Rowes Wharf Boston, MA 02110	6,593,336	12.6

(1)	Ownership information is based on a Schedule 13G/A filed by Tudor Investment Corporation (“TIC”), Paul Tudor Jones, II, and The Tudor BVI Global Portfolio L.P. (“BVI Portfolio”) on February 9, 2009. Because TIC provides investment advisory services to BVI Portfolio, TIC may be deemed to beneficially own the shares of common stock owned by each such entity. TIC expressly disclaims such beneficial ownership. In addition, because Mr. Jones is the controlling shareholder of TIC, Mr. Jones may be deemed to beneficially own the shares of common stock deemed beneficially owned by TIC. Mr. Jones expressly disclaims such beneficial ownership.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. These rules require that we consider all shares of common stock that can be issued under convertible securities, warrants or options currently or within 60 days (“common stock equivalents”) to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but do not consider those securities to be outstanding for computing the percentage ownership of any other person. Each owner’s percentage is calculated by dividing the number of shares owned by that owner plus the number of shares that can be acquired (by exercise or conversion) by that owner within 60 days by the sum of the number of shares of outstanding common stock, 52,375,653, and the number of shares that owner has the right to acquire/convert within 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of our common stock with the SEC. The SEC has established specific due dates, and we are required to disclose in the proxy statement any failure to file by those dates. Based on our review of copies of Section 16(a) reports that we received from insiders for their 2009 transactions, we believe that our insiders have complied with all Section 16(a) filing requirements applicable to them during 2009, except that TIC, Mr. Jones and BVI Portfolio filed a Form 4 on January 8, 2009 that was due on January 5, 2009. The late Form 4 reported a single transaction.

MEETINGS AND CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met eight times during the 2009 fiscal year. In addition to meetings of the full Board, directors attended meetings of Board committees. The Company has Audit, Compensation, and Nominating & Governance Committees. All current directors who also were directors during 2009 attended at least 75% of the meetings of the Board of Directors and Board committees of which they were members.

BOARD LEADERSHIP STRUCTURE.    The Board and the Nominating & Governance Committee believe that it is in the best interests of our company to examine whether the role of Chairman and Chief Executive Officer should be combined each time the Board elects a new chief executive officer. Currently, Pamela Fredette serves in both of those roles. The Board and the Nominating & Governance Committee have concluded that this structure is in the best interests of our company given the relatively small size of our Board and our company and given Ms. Fredette’s skills.

AUDIT COMMITTEE.    Since September 24, 2007, the Audit Committee has been comprised of Faith Griffin, William J. Cary and Douglas Mellinger. In 2009, the Audit Committee met four times. The Board of Directors has concluded that Mr. Cary and Ms. Griffin are each “independent” as that term is defined under New York Stock Exchange listing standards for audit committee members. The Board of Directors has determined that Mr. Mellinger’s experience and knowledge of our business justifies his membership on our Audit Committee notwithstanding the fact that he is not “independent” as that term is defined under New York Stock Exchange listing standards for audit committee members, due to compensation he received from us in prior years for consulting services. The Board of Directors has determined that Faith Griffin is a financial expert as that term has been defined by the SEC in Regulation S-K. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by enherent (including resolution of disagreements between our management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other attest services for enherent. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm.

The Audit Committee has adopted a policy that requires the advance approval of all audit services, audit-related tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the service before the independent auditor is engaged to perform it.

The Board of Directors has adopted a written Audit Committee Charter, which is posted on our website at http://www.enherentcorp.com/audit-committee-charter.

COMPENSATION COMMITTEE.    The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The Compensation Committee also administers our Amended and Restated 1996 Stock Option Plan and our 2005 Stock Incentive Plan. Since September 24, 2007, the Compensation Committee has been comprised of William J. Cary, Faith Griffin, Douglas Mellinger and Thomas Minerva. In 2009, the Compensation Committee met two times. The Board of Directors has adopted a written charter for the Compensation Committee, which is posted on our website at http://www.enherentcorp.com/executive-compensation-committee-charter.

The Compensation Committee makes all compensation decisions for the named executive officers and approves recommendations regarding equity awards to all members of our senior management. Decisions regarding the non-equity compensation of other members of senior management are made by the Chief Executive Officer. The Chief Executive Officer annually reviews the performance of each named executive officer (other than the Chief Executive Officer whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and short term incentive compensation, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or short or long- term incentive compensation to executives. Neither management nor the Compensation Committee employs an outside compensation consultant. The Compensation Committee does not currently, and did not in 2009, employ the services of a compensation consultant.

NOMINATING & GOVERNANCE COMMITTEE.    The Nominating & Governance Committee continues to fill this role but also has the governance responsibilities discussed below. The Nominating & Governance Committee submits a list of candidates to the full Board of Directors and the full Board of Directors determines which candidates will be nominated to serve on the Board of Directors. The nominees are then submitted for election at the Annual Meeting of stockholders. The Nominating & Governance Committee also submits to the entire Board of Directors a list of candidates to fill any interim vacancies on the Board resulting from the departure of a Board member for any reason prior to the expiration of his or her term. In recommending candidates for the enherent Board of Directors, the Nominating & Governance Committee keeps in mind the functions of this body, as well as any Nominating Agreements entered into by enherent Corp. The Nominating & Governance Committee considers various criteria, including the ability of the individual to meet the “independence” requirements as set forth by the New York Stock Exchange, general business experience, general financial experience, knowledge of our industry (including past industry experience), education, and demonstrated character and judgment. Neither the Board nor the Nominating and Governance Committee have adopted any policy regarding the consideration of diversity in identifying nominees for director. The Nominating & Governance Committee did not consider diversity in connection with the nominations of our current directors. The Nominating & Governance Committee will consider director candidates recommended by a stockholder if the stockholder mails timely notice to our Corporate Secretary at our principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under standards of the New York Stock Exchange and (vi) the name, address, class and number of shares of Company stock held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. In addition to its previous duties, the newly constituted Nominating & Governance Committee develops and recommends to the Board of Directors, our corporate governance guidelines; leads the Board of Directors in its annual review of the Board’s performance; makes recommendations to the Board regarding the compensation of non-management directors; and makes recommendations to the Board with respect to the assignment of individual directors to various committees. The members of the Nominating & Governance Committee currently are Douglas K. Mellinger, Chair, Pamela A. Fredette and Thomas Minerva. During 2009, the Nominating & Governance Committee met one time. Our Board has determined that each of Messrs. Mellinger and Minerva meets the “independence” requirements set forth by the New York Stock Exchange for nominating and governance committee members. The Board of Directors has adopted a written Nominating & Governance Committee Charter, which is posted on our website at http://www.enherentcorp.com/nominating-governance-committee-charter.

RISK OVERSIGHT.    The Board of Directors is responsible for the overall risk oversight of our company. The Board has delegated to the Audit Committee the responsibility to review and evaluate our overall risk policies and practices, and the responsibility for the review and evaluation of risks arising from the Company’s compensation policies and practices has been delegated to the Compensation Committee. Each of these committees reports their findings to the full Board, from time to time.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may send written communications to the Board of Directors in care of our Corporate Secretary at 100 Wood Avenue South, Suite 116, Iselin, New Jersey 08830. Communications from stockholders to the Board will be handled by the Corporate Secretary in the following manner:

•	Communications addressed to a specific director will be sent unopened to the director.

•	Communications marked “confidential” (or similar) but addressed non-specifically to the Board will be sent unopened by the Corporate Secretary to the Chair of the Nominating & Governance Committee.

•	All other communications will be opened by the Corporate Secretary and forwarded as follows:

•

Communications determined to relate to Company financial matters will be logged and directed to the Chair of the Audit Committee, with a copy sent to the Chair of the Nominating & Governance Committee; and

•	All other communications opened by the Corporate Secretary will be logged and directed to the Chair of the Nominating & Governance Committee.

We currently have no policy with respect to director attendance at annual meetings. All of our directors attended our 2009 Annual Meeting either in person or by teleconference, except for Mr. Cary, who was unable to attend for personal reasons.

DIRECTOR COMPENSATION

The following table sets forth the compensation of our non-employee directors in 2009. Ms. Fredette does not receive any additional compensation for her service as a director.

Name	Fees Earned or Paid in Cash ($)(1)		Option Awards ($)(2)		Total ($)
William J. Cary	6,500		1,000	(3)	7,500
Faith Griffin	7,000		1,000	(4)	8,000
Douglas K. Mellinger	6,000		1,000	(5)	7,000
Thomas Minerva	34,500	(6)	1,000	(7)	35,500

(1)	In 2009, the non-employees waived the fees payable to them under our director compensation plan (the “Director Plan”) for the second and third fiscal quarters of 2009.

(2)	Reflects the stock option fair value at date of grant. The amounts in this column were calculated based on the grant date fair value of stock options computed using the Black-Scholes model, in accordance with FASB ASC Topic 718. For additional information regarding the assumptions used in determining fair value using the Black-Scholes pricing model, see Note 8, “Share-Based Compensation” to our audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2009.

(3)	On May 21, 2009, Mr. Cary received a grant of an option to purchase 50,000 shares of our common stock at an exercise price of $0.02 per share. This option vested as to 25,000 shares upon grant and vests as to 25,000 shares on May 21, 2010. This option had a grant date fair value of $1,000 computed in accordance with ASC Topic 718. As of December 31, 2009, Mr. Cary held options to purchase an aggregate of 200,000 shares of our common stock.

(4)	On May 21, 2009, Ms. Griffin received a grant of an option to purchase 50,000 shares of our common stock at an exercise price of $0.02 per share. This option vested as to 25,000 shares upon grant and vests as to 25,000 shares on May 21, 2010. This option had a grant date fair value of $1,000 computed in accordance with ASC Topic 718. As of December 31, 2009, Ms. Griffin held options to purchase an aggregate of 391,795 shares of our common stock.

(5)	On May 21, 2009, Mr. Mellinger received a grant of an option to purchase 50,000 shares of our common stock at an exercise price of $0.02 per share. This option vested as to 25,000 shares upon grant and vests as to 25,000 shares on May 21, 2010. This option had a grant date fair value of $1,000 computed in accordance with ASC Topic 718. As of December 31, 2009, Mr. Mellinger held options to purchase an aggregate of 800,000 shares of our common stock.

(6)	In addition to the compensation received by all non-employee directors, Mr. Minerva received an aggregate of $30,000 as compensation for his services as Vice Chairman pursuant to the arrangement described below.

(7)	On May 21, 2009, Mr. Minerva received a grant of an option to purchase 50,000 shares of our common stock at an exercise price of $0.02 per share. This option vested as to 25,000 shares upon grant and vests as to 25,000 shares on May 21, 2010. This option had a grant date fair value of $1,000 computed in accordance with ASC Topic 718. As of December 31, 2009, Mr. Minerva held options to purchase an aggregate of 803,436 shares of our common stock.

Since February 6, 2007, the Director Plan has provided that (i) directors of the Company receive $1,500 per quarter for service on the Company’s Board of Directors, (ii) the chairman of the Audit Committee of the Company’s Board of Directors receives $2,000 per year for the service in that role, (iii) each other member of the Audit committee of the Company’s Board of Directors receives $750 per quarter for meetings of the Audit Committee, (iv) the chairman of the Compensation Committee of the Company’s Board of Directors receives $1,000 per year for service in that role, and (v) each member of the Compensation Committee of the Company’s Board of Directors receives $750 per quarter for meetings of the Compensation Committee. In February 2010, the Board of Directors approved a special one-time fee payable to each non-employee director in two separate equal installments on February 16, 2010 and March 31, 2010. This one-time fee is in addition to payments provided for under the Director Plan and was in the following amounts: Mr. Cary, $6,500; Ms. Griffin, $7,000; Mr. Mellinger, $6,000; and Mr. Minerva, $4,500. In March 2010, the Board amended the Director Plan to add a retainer fee for the Vice Chairman of $1,000 per quarter.

In addition to the annual retainer payments, under our 2005 Stock Option Plan, non-employee directors, when first elected or appointed to the Board of Directors, are awarded an option to purchase shares of our common stock. On the date of each Annual Meeting thereafter, each continuing non-employee director is awarded an option to purchase additional shares of our common stock. In each case, the exercise price is equal to the fair market value of our common stock on the date the option is granted. Since our 2007 annual meeting, when our shareholders approved an amendment and restatement of the 2005 Stock Incentive Plan, non-employee directors have received initial and annual option grants to purchase 50,000 shares.

Mr. Minerva has served as our non-executive Vice Chairman since January 2006. In connection with his election, we entered into an agreement with Mr. Minerva, which was subsequently renewed in January 2008, pursuant to which he agreed to serve as Vice Chairman and to provide additional services to us (the “Minerva Agreement”). Under the Minerva Agreement, which expired on December 31, 2009, Mr. Minerva received two grants of options to purchase our common stock, as well as a monthly cash payment of $5,000 per month. On July 1, 2009, the Minerva Agreement was amended to eliminate the monthly cash fee for his services as Vice Chairman effective July 1, 2009.

EXECUTIVE OFFICERS

The following table sets forth our executive officers and their ages as of April 1, 2010 (collectively, the “Management”).

Name	Age	Position with the Company
Pamela A. Fredette	58	Chairman, Chief Executive Officer and President
Arunava De	46	Vice President of Finance and Controller
Lori Stanley	44	General Counsel, Corporate Secretary and Vice President of Human Resources

Pamela A. Fredette.    Ms. Fredette, 58, has served as served Chairman, President and Chief Executive Officer since the completion of our merger with Dynax in April 2005. Prior to the merger, she had served as Dynax’s Chief Executive Officer and President, and as a director, since joining Dynax in June 2002. In February 2004, Ms. Fredette also took on the role as Dynax’s chairman of the board. From October 2000 to May 2002, Ms. Fredette served as a consultant to executive management at several technology solutions providers. From February 1999 to October 2000, Ms. Fredette served as President of The Netplex Group, Inc., a publicly traded information technology provider. From February 1993 through January 1999, Ms. Fredette was the President of the solutions division of Computer Horizons Corp., a publicly traded information technology provider. Ms. Fredette has a master’s degree in computer science from the New Jersey Institute of Technology.

Arunava De.    Mr. De, 46, has served as the Company’s Vice President of Finance and Controller since November 16, 2007. Mr. De had served as the Company’s Controller since our merger with Dynax Solutions, Inc. on April 1, 2005. Prior to the merger, Mr. De had been the Controller of Dynax Solutions, Inc. since April 1, 2004. Mr. De has twenty years of financial and accounting experience. From March 2003 to March 2004, Mr. De served as the Controller of Infotech Global, Inc. From July 2000 to February 2003, Mr. De was the Group Financial Controller with Mindteck Holdings, Inc. Mr. De served as the Manager / Secretary and Treasurer of Nicco Infotec, Inc. from June 1994 to June 2000. Mr. De served in various capacities in India at Nicco Corporation Ltd. between August 1989 and May 1994. Mr. De also worked at Lovelock and Lewes, a public accounting and management consulting firm now part of PricewaterhouseCoopers, prior to August 1989. Mr. De received a B.S. from Calcutta University and is an Associate Member of The Institute of Chartered Accountants of India.

Lori Stanley.    Ms. Stanley, 44, has served as our General Counsel and Corporate Secretary since the completion of our merger with Dynax in April 2005. Prior to the merger, Ms. Stanley had been the General Counsel of Dynax since July 2002 and the Vice President of Human Resources and Corporate Secretary of Dynax since April 2003. She also served as a director of Dynax from September 2003 until the Merger. From November 2000 to June 2002, Ms. Stanley was General Counsel and Vice President of Human Resources for The A Consulting Team, Inc., a publicly traded information technology provider. From July 1999 to October 2000, Ms. Stanley was the Vice President of Legal Operations and Human Resources for The Netplex Group, Inc. From January 1997 to June 1999, Ms. Stanley was General Counsel of the Solutions Division of Computer Horizons Corp. Ms. Stanley has a law degree from Seton Hall Law School.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth information with respect to the compensation paid by us during the year ended December 31, 2009 to (i) our Chief Executive Officer and (ii) our next two most highly compensated executive officers who were serving as executive officers as of December 31, 2009:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		Total ($)
Pamela A. Fredette	2009	268,750	—	—	—		268,750
Chairman, President and Chief Executive Officer	2008	375,375	—	—	140,844	(2)	516,219

Lori Stanley	2009	165,625	—	1,500	—		167,125
General Counsel, Corporate Secretary and Vice President of Human Resources	2008	202,125	—	6,209	22,660	(3)	230,994

Arunava De	2009	109,375	—	4,300	—		113,675
Vice President of Finance and Controller	2008	125,000	11,250	1,100	—		137,350

(1)	Reflects the stock option fair value at date of grant. The amounts in this column were calculated based on the grant date fair value of stock options computed using the Black-Scholes model, in accordance with FASB ASC Topic 718. For additional information regarding the assumptions used in determining fair value using the Black-Scholes pricing model, see Note 8, “Share-Based Compensation,” to our audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2009. The 2008 stock option award amounts were restated from previous proxy disclosures to reflect changes in the SEC rules.

Outstanding Equity Awards at Year End

The following table sets forth information concerning the outstanding equity awards held by each of the named executive officers at December 31, 2009.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Pamela A. Fredette	727,187	—		0.05	10/31/2013
	1,881,375	—		0.13	11/30/2013

Lori Stanley	95,898	—		0.13	9/30/2014
	153,436	—		0.13	1/12/2014
	100,000	—		0.12	6/14/2017
	33,333	16,667	(1)	0.08	3/31/2018
	150,000			0.02	11/04/2019

Arunava De	30,000	—		0.11	11/20/2017
	35,000	35,000	(2)	0.04	02/26/2019
	150,000			0.01	11/01/2019

(1)	Vests as to 16,667 shares on April 1, 2010.

(2)	Vests as to 17,500 shares on each of February 27, 2010 and February 27, 2011.

Employment Agreements and Potential Payments upon Termination or Change of Control

Pamela A. Fredette

On June 8, 2005, we entered into an employment agreement with Pamela A. Fredette, who became our President and Chief Executive Officer and the Chairman of our Board upon the completion of our merger with Dynax on April 1, 2005. Under the employment agreement, we are not permitted to reduce the annual base salary of $325,000 without Ms. Fredette’s consent, except in connection with a proportional decrease applicable to all of our executives. The agreement provides for participation in an annual cash bonus plan under which Ms. Fredette is entitled to cash bonuses based on our achievement of certain performance goals. Ms. Fredette is also entitled to participate in any equity-based compensation plans maintained by us and to participate in any grants given to employees generally. The employment agreement further provides for participation in all other senior executive benefit plans offered by us. Ms. Fredette also will receive business expense reimbursement, perquisites and vacation entitlements pursuant to the employment agreement. The employment agreement was effective as of April 1, 2005 and has a three-year term. The expiration date is automatically extended on a year-by-year basis unless we notify Ms. Fredette of non-renewal. On December 3, 2007, we entered into the First Amendment to Employment Agreement with Ms. Fredette (the “First Amendment”). Pursuant to the First Amendment the term of Ms. Fredette’s employment was extended from March 31, 2008 to March 31, 2010, subject thereafter to automatic annual renewals absent notice of termination by the Company or Ms. Fredette. On December 5, 2008, we entered into the Second Amendment to Employment Agreement dated as of December 1, 2008 with Ms. Fredette, pursuant to which Ms. Fredette’s base salary was set at $300,000 effective January 1, 2009. On May 14, 2009, we entered into the Third Amendment to Employment Agreement pursuant to which Ms. Fredette’s base salary was set at $250,000.

Upon termination of employment other than for cause, death or disability, or upon resignation for good reason, the employment agreement provides for the following payments and benefits:

•	earned but unpaid annual base salary and bonus;

•

a lump sum payment equal to the sum of the annual base salary and Ms. Fredette’s most recent annual bonus payment (or if the termination occurs prior to earning a bonus, an amount equal to 50% of the annual base salary);

•	the vesting of any then outstanding options, and all options awarded to Ms. Fredette will remain exercisable for three years following termination;

•	the restrictions shall lapse on any then-outstanding shares of restricted stock;

•	all compensation and benefits payable under any of our compensation and benefit plans; and

•	we will continue to provide Ms. Fredette and her dependents for a period of twelve months with the various health and other benefits for which she is eligible.

Upon termination of employment by reason of death or disability, Ms. Fredette (or her estate) will receive all earned and unpaid annual base salary and bonus and all compensation and benefits payable under the terms of our compensation and benefit plans. All outstanding equity based awards will be treated according to the provisions of the applicable plans and award agreements.

Upon termination of employment by us for cause, or upon voluntary termination of employment by Ms. Fredette without good reason, we will pay Ms. Fredette her earned but unpaid annual base salary and bonus and all compensation and benefits payable under the terms of our compensation and benefit plans. All outstanding equity based awards shall be treated according to the provisions of the applicable plans and agreements.

If Ms. Fredette’s employment is terminated within one year following a change of control for a reason other than death, disability or termination by us for cause, or if her employment is terminated by her for good reason, she will be entitled to receive in lieu of the benefits otherwise payable to her on termination the following payments and benefits:

•	earned but unpaid annual base salary and bonus;

•

a lump sum payment equal to the sum of (2x) the annual base salary and Ms. Fredette’s most recent annual bonus payment (or if the termination occurs prior to earning a bonus, an amount equal to 50% of the annual base salary);

•	the vesting of any then outstanding options, and all options awarded to Ms. Fredette will remain exercisable for three years following termination;

•	the restrictions shall lapse on any then-outstanding shares of restricted stock;

•	all compensation and benefits payable under any of our compensation and benefit plans; and

•	we will continue to provide Ms. Fredette and her dependents for a period of eighteen (18) months with the various health and other benefits for which she is eligible.

For purposes of the employment agreement, a change of control includes the acquisition by any person (or group of related persons) of 30% or more of the voting power of our securities; a change in the majority of the Board of Directors within a two-year period without the approval of the incumbent Board or approval by our stockholders of (1) liquidation of the company, (2) the sale of all or substantially all of our assets, (3) a merger (except where our stockholders continue to hold at least 70% of the voting power of the new or continued entity).

Ms. Fredette is also entitled to these change-of-control benefits if she resigns for any reason within six months after a change of control, except that the (2x) lump sum payment described above is reduced to (1x) if:

•	the change of control transaction was recommended in writing to the Board of Directors by the executive;

•

in the case of the acquisition by a person of greater than 30% of our then-outstanding voting securities, the ownership is less than 40%, and the transaction involved the acquisition by us of another entity; or

•	in the case of a merger, our security holders continue to own at least 51% but less than 70% of the voting securities of the new (or continued) entity.

For purposes of the employment agreement, “cause” is defined as:

•

Ms. Fredette’s willful and continued failure to substantially perform her duties with us (other than in connection with a physical or mental illness or if executive resigns for good reason), which failure has not been cured after notice;

•	Ms. Fredette’s willful engaging in conduct, which is demonstrably and materially injurious to us, monetarily or otherwise; or

•	Ms. Fredette’s conviction of or plea of guilty or nolo contendere to any felony or misdemeanor involving dishonesty or moral turpitude.

For purposes of the employment agreement, “good reason” is defined as the occurrence of any of the following without Ms. Fredette’s consent:

•

assigning duties to Ms. Fredette that are inconsistent with those of her position as President and Chief Executive Officer, or an adverse alteration in the nature or status of her title or responsibilities;

•	a reduction by us in Ms. Fredette’s base salary or bonus opportunity;

•

a failure by us to provide Ms. Fredette with an opportunity for participation in any stock option plan or equity-based plan on a level consummate with her position, or to allow her to participate generally on a level consummate with her position in any grants to employees generally;

•	a relocation of Ms. Fredette’s principal place of employment to a location more than 50 miles from her current principal place of employment;

•	a material breach by us of our obligations to Ms. Fredette under the employment agreement;

•	notice to Ms. Fredette that we will not renew the employment agreement; or

•	voluntary termination of Ms. Fredette’s employment by her for any reason during the six month period following a change of control.

Lori Stanley

Effective April 1, 2005, upon the consummation of the merger we entered into an employment agreement with Lori Stanley pursuant to which she became our Corporate Secretary and General Counsel. Pursuant to the terms of her employment agreement, Ms. Stanley received an initial annual base salary of $175,000. The employment agreement provided for an annual performance bonus of up to ten percent of her base salary based on personal and company goals to be determined by us. The term of Ms. Stanley’s employment agreement commenced as of April 1, 2005 and continued until April 1, 2006. The agreement was subject to automatic annual renewal unless either party delivered to the other written notice of non-renewal at least 30 days before the annual anniversary of April 1, but on February 21, 2006, we provided Ms. Stanley with a letter of non-renewal. Subsequently, we entered into a new employment agreement with Ms. Stanley, effective as of April 1, 2006, on terms substantially similar to the previous agreement. The new agreement provided for an initial term expiring on April 1, 2007, subject to automatic annual renewal unless either party delivers to the other written notice of non-renewal at least 30 days before the annual anniversary of April 1. Neither party provided notice of non-termination prior to the automatic renewal on April 1, 2010. In May 2009, Ms. Stanley’s employment agreement was amended to provide for a base salary of $160,000 effective May 14, 2009.

In the event that Ms. Stanley’s employment is terminated by us without “cause” or by Ms. Stanley for “good reason” (“cause” and “good reason” are defined in the employment agreement), we will be required to make severance payments to Ms. Stanley equal to six months of her base salary; provided however, no severance payment shall be due if we decide not to renew her employment. Any payments would be made monthly on our normal payroll dates. In addition, Ms. Stanley will be prohibited from competing with us or soliciting our employees within the geographic area set forth in her employment agreement for a period of one year after the date of termination of her employment for any reason.

Compensation and Risk

We believe that our compensation programs and policies are not designed to encourage our executives or employees to take unnecessary or excessive risks that could harm the long-term value of enherent.

Certain Transactions

We had no transactions during 2009 required to be reported under this caption, other than as disclosed above in Director Compensation. We review any relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our Board of Directors reviews and approves or ratifies any related person transaction that is required to be reported under this caption. Any member of the Board of Directors who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

INDEPENDENT PUBLIC ACCOUNTANTS

The Company dismissed Cornick, Garber & Sandler, LLP (“Cornick”) as its independent registered public accounting firm on April 27, 2009. Cornick became the Company’s auditors on May 10, 2005, following the completion of a merger transaction between the Company and Dynax Solutions, Inc. The Audit Committee of the Company’s Board of Directors approved the dismissal of Cornick.

The Company’s Board of Directors, upon recommendation from its Audit Committee approved engaging RBSM LLP as the Company’s auditor effective as of April 27, 2009. During the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent interim period ended March 31, 2009 and through April 27, 2009, the date of dismissal of Cornick, Garber & Sandler LLP, prior to engaging RBSM LLP, neither the Company nor anyone on the Company’s behalf consulted with RBSM LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by RBSM LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

The following table shows the fees paid or accrued by us for the audit and other services provided by RBSM LLP and Cornick Garber & Sandler, LLP for fiscal years 2009 and 2008, respectively. RBSM, LLP and Cornick, Garber & Sandler, LLP did not render professional services relating to financial information systems design and implementation for the fiscal years ended December 31, 2009 and 2008, respectively.

	RBSM LLP 2009	Cornick, Garber & Sandler, LLP 2008
Audit services(1)	$80,000	$90,000
All other fees:
Audit-related services(2)	$10,000	$7,500
Tax services(3)	$10,000	$5,000
Total all other fees(4)	—	—
Total fees	$100,000	$102,500

(1)	Audit services of RBSM LLP for 2009 and Cornick, Garber & Sandler, LLP for 2008 consisted of the examination of our consolidated financial statements and quarterly review of financial statements related to filings made with the SEC and other attest services.

(2)	Audit-related services consisted primarily of the required audit of our employee benefit plan. All audit-related fees were approved by the Audit Committee.

(3)	Tax services consisted primarily of the preparation of our federal and state income tax compliance. All tax fees were approved by the Audit Committee.

The Audit Committee has determined that the provision of services related to audit services, audit-related services, and tax compliance services is compatible with maintaining the principal accountant’s independence.

We expect representatives of RBSM LLP will be present at the Annual Meeting where they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors, and reviewed the letter from the independent auditors that addressed the auditors’ independence from us and our management including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held four meetings during fiscal year 2009. In reliance on the reviews and discussions referred to above, the Audit Committee determined (and the Board has ratified) that the audited financial statements were to be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Faith Griffin, Chair of Audit Committee

William J. Cary, Member of Audit Committee

Douglas Mellinger, Member of Audit Committee

VOTING RESULTS OF THE ANNUAL MEETING

We will announce the voting results at the meeting and will publish the results in a current report on Form 8-K filed within four business days following the Annual Meeting. We will file that report with the SEC, and you can get a copy by contacting either our Corporate Secretary at 732-321-1004 or the SEC at (800) SEC-0330 or www.sec.gov.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no matters that will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. However, if any other matter calling for a vote of stockholders is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters.

A COPY OF OUR ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS BEING MAILED TOGETHER WITH THIS PROXY STATEMENT. SUCH REPORT SHOULD NOT BE CONSIDERED AS PART OF THE PROXY MATERIALS. ADDITIONAL COPIES ARE AVAILABLE AND WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO ENHERENT CORP., 100 WOOD AVENUE SOUTH, SUITE 116, ISELIN, NEW JERSEY 08830, ATTENTION: LORI STANLEY, CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ELECTRONICALLY ON ENHERENT’S WEBSITE AT WWW.ENHERENTCORP.COM OR ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 20, 2010

The Notice of Annual Meeting, Proxy Statement and our 2009 Annual Report to Stockholders are available electronically at www.enherentcorp.com/investors.

By order of the Board of Directors,

Lori Stanley

Corporate Secretary

April 20, 2010

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

INTERNET http://www.proxyvoting.com/enht Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR
TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#

72781

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example	☒

The Board of Directors recommends a vote “FOR” Proposal 1.

1. Election of Directors	FOR the nominee listed except as indicated	WITHHOLD AUTHORITY to vote for the nominee	*EXCEPTIONS

Nominees:	☐	☐	☐
01 Thomas Minerva
02 Douglas K. Mellinger

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING

THE ENCLOSED ENVELOPE.

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Check here if you:	☐
- plan to attend the Annual Meeting

Mark Here for	☐
Address Change
or Comments SEE REVERSE

Signature	Signature	Date
Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.

You can now access your enherent Corp. account online.

Access your enherent Corp. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for enherent Corp., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of stockholders: The Proxy Statement and the 2009 Annual Report to Stockholders are available at: www.enherentcorp.com/investors

▼FOLD AND DETACH HERE▲

PROXY/VOTING INSTRUCTION CARD

This Proxy is solicited on behalf of the Board of Directors of enherent Corp.

for the Annual Meeting of Stockholders on May 20, 2010.

The undersigned hereby authorizes Pamela Fredette and Lori Stanley, and each or any of them with power to appoint her substitute, to vote as Proxy for the undersigned at the Annual Meeting of Stockholders to be held at 5 West 37th Street, 9th Floor Conference Room, New York, New York 10018, on Thursday, May 20, 2010 at 10:00 a.m. EDT, or any adjournment or postponement thereof, the number of shares which the undersigned would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where the undersigned does not specify a choice.

Address Change/Comments	BNY MELLON SHAREOWNER SERVICES
(Mark the corresponding box on the reverse side)	P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO# 72781